

# NEVADA'S NEWEST GOLD PRODUCER

## MAY 2015

NYSE MKT: **MDW** // TSX: **MDW** // MIDWAYGOLD.COM // 720.979.0900

# Forward Looking Disclaimer

This presentation contains forward-looking statements about the Company and its business. Forward looking statements are statements that are not historical facts and include, but are not limited to, statements about the Company's intended work plans for its projects and resource estimates. The forward-looking statements in this presentation are subject to various risks, uncertainties and other factors that could cause the Company's actual results or achievements to differ materially from those expressed in or implied by forward looking statements. These risks, uncertainties and other factors include, without limitation, risks related to the timing and completion of the Company's intended work plans for its projects, risks related to fluctuations in gold prices; uncertainties related to raising sufficient financing to fund the planned work in a timely manner and on acceptable terms; changes in planned work resulting from weather, logistical, technical or other factors; the possibility that results of work will not fulfill expectations and realize the perceived potential of the Company's properties; uncertainties involved in the interpretation of drilling results and other tests and the estimation of gold resources and reserves; the possibility that required permits may not be obtained on a timely manner or at all; the possibility that capital and operating costs may be higher than currently estimated and may preclude commercial development or render operations uneconomic; the possibility that the estimated recovery rates may not be achieved; risk of accidents, equipment breakdowns and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in the work programs; and other factors identified in the Company's SEC filings and its filings with Canadian securities regulatory authorities. Forward-looking statements are based on the beliefs, opinions and expectations of the Company's management at the time they are made, and other than as required by applicable securities laws, the Company assumes no obligation to update its forward-looking statements if those beliefs, opinions expectations, or other circumstances should change.

The scientific and technical information relating to Midway's properties contained in this presentation was approved by Eric LeLacheur, Midway's Nevada Regional Geologist and a "qualified person" under National Instrument 43-101.Scientific and technical information referred herein has been extracted from and are hereby qualified by reference to the technical reports for our projects. The technical reports referenced herein are as follows: (1) the report titled "Amended NI 43-101 Technical Report Updated Mineral Resource Estimate for the Gold Rock Project, White Pine County, Nevada", with an effective date of May 28, 2014, which was prepared by Terre A. Lane, Donald J. Baker, Jennifer J. Brown and Deepak Malhotra; and (2) the report titled "NI 43-101 Technical Report on Resources, Spring Valley Project, Pershing County, Nevada" with an effective date of August 1, 2014, which was prepared by William J. Crowl, Zachary J. Black and Deepak Malhotra. Each of the persons named as having prepared the technical reports listed above is a "qualified person" under National Instrument 43-101 ("NI 43-101"). Cautionary note to U.S. investors concerning estimates of reserves and resources: This presentation and the technical reports referred to in this presentation use the terms "resource", "reserve", "measured resources", "indicated resources" and "inferred resources", which are terms defined under Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system. Estimates of mineral resources in this presentation and in the technical reports referred to in this presentation have been prepared in accordance with NI 43-101 and such definitions differ from the definitions in U.S. Securities and Exchange Commission ("SEC") Industry Guide 7. Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. Mineral resources are not mineral reserves and do not have demonstrated economic viability. We advise investors that while those terms are recognized and required by Canadian regulations, the SEC does not recognize them. U.S. investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves as defined in the SEC's Guide 7. In addition, "inferred resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally minable. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as in-place tonnage and grade without reference to unit measures. It cannot be assumed that all or any part of mineral deposits in any of the above categories will ever be upgraded to Guide 7 compliant reserves. Accordingly, disclosure in this presentation and in the technical reports referred to in this presentation may not be comparable to information from U.S. companies subject to the reporting and disclosure requirements of the SEC.

# Nevada's Newest Gold Producer


Overview of South Pit Looking North, Heap Leach Pad in the Background
March 2015

# An Introduction to Midway Gold

- Overview
- The Situation in 2015
- Recovery
- Growth


Ore at Surface – North Pan

# Midway Gold

## Pursuing Value in Nevada

- **Pan Mine**
- **Gold Rock**
- **Spring Valley**

Simple, Manageable, Financeable


SOCIAL LICENSE
FINANCIAL PARTNERS
INFRASTRUCTURE
STABLE JURISDICTION
STRONG PROJECT PORTFOLIO

# Midway Gold Corporation

## PEOPLE

- New management team of experienced producers
- Strong board
- Supportive investors

## PROJECTS

- Excellent Nevada jurisdiction
- Simple, low cost, heap leach
- Strong production portfolio & pipeline:
  - Pan in early production
  - Spring Valley requires no capex; Barrick partnership
  - Gold Rock in federal permitting
  - Option value in other assets

## PROFITABLE PRODUCTION

- Pan: clear path to sustainable positive free cash flow
- Other development geared around strong bottom line management



ELKO
80
SPRING VALLEY
EUREKA
50
PAN
ELY
GOLD ROCK
CARSON CITY
TONOPAH
15
LAS VEGAS
N
Midway Gold Projects
Operating Mines
Carlin Trend
Battle Mountain - Eureka Trend

# New Management

## Bill Zisch

*President & CEO*

- Joined December 2014 bringing a wealth of experience in mine startup and operations as well as capital markets. Past executive positions include:

*Royal Gold (5 yrs)*

- VP Operations

*Newmont (12 yrs)*

- VP Planning
- VP Africa/Central Asia Operations
- Assistant GM/Operations Management
    - Minera Yanacocha, Peru
- Director Business Development and Planning
- Chief Mine Engineer, International Operations

*FMC Corporation/FMC Gold (16 yrs)*

- Paradise Peak, Nevada
- Skill Point, Wyoming

*MBA – Wharton | B.S. Colorado School of Mines*

## Tim Haddon

*Chairman*

- Joined in August 2014. A strong track record in mining with an extensive background in bringing mining companies to production and through their first years of operations. Currently chairman of Thompson Creek Metals as well. Past board memberships include Alacer Gold, Pala Investments AG, NewWest Gold.

## Brad Blacketor

*CFO*

- Over 20 years of financial leadership experience in the mining industry. Brad brings extensive financial management including 11 years as CFO of Metallica Resource.

## Mike Protani

*VP Nevada Operations*

- 27+ years of experience designing, permitting and operating mines, primarily in Nevada. In 18 years with Barrick Gold he was involved with several mine start-ups and ongoing operations.

# Challenges Addressed in 2015

| PROBLEM | SOLUTION |
|---|---|
| Team lacking production expertise | New CEO (12/14) & enhance Nevada team |
| Typical start up problems (broken water well, difficulty stripping gold) | Typical start up problems largely resolved |
| Grade variance | Independent experts hired, 35 new drill holes; Grade variance resolved |
| Tonnage variance | Tonnage variance largely from reduced search radius; can be made up with more drilling |
| Clay on leach pad leading to lower flow rate; need to agglomerate as originally predicted | Will need to accelerate crush / agglomeration & leach pad expansion |
| Potential bank default | We believe bank will cooperate to get mine into full production |

# Many Juniors Skip Steps to Accelerate Production & Cash

## Midway was No Exception



- Provide adequate, upfront, detailed engineering
- Execute adequate drilling to reserve
- Avoid project funding delays after commencement of construction
- Lock project scope at commencement of construction
- Maintain continuity of owner's team and allow for adequate peer review
- Coordinate local permitting throughout project construction
- Complete detailed operating plans in early stage of project (stripping, mining, stacking)
- Ensure robust cost control systems

**New production-oriented management team dedicated to fixing mistakes and getting promising assets into production**

# Steps to Recovery in 2015

## Manageable and Short-Term

| | Q2 | Q3 | Q4 |
|---|---|---|---|
| Finish construction and hand off to Operations | | | |
| Leach pad expansion | | | |
| Design, procure, install agglomeration | | | |
| Slow mining rate until work complete | | | |
| Expansion & Infill drilling | | | |



**We believe problems are solvable,**
**Pan to be economic, and Midway to be deeply undervalued.**

# A Strong Portfolio

Pan

Gold Rock

Spring Valley



# Pan – Midway's 1st Mine

## Production Achieved in March 2015

- **4,300 ounces poured to date**
- $2.5M exploration budgeted in 2015
- In-fill drilling planned for Wendy Deep and along perimeter of current block model
- Brownfields exploration of North Extension and South Extension – open
- Possible resource expansion to support extended life or expanded production

**2015 RESOURCE SUMMARY[1]**

| | Cutoff (g/t) | 0.27 | 0.21 | 0.14 |
|---|---|---|---|---|
| Measured | Tonnes ('000s) | 14,221 | 16,637 | 18,534 |
| | (g/t) | 0.58 | 0. 0.53 | 0.49 |
| | Contained ('000 oz) | 264.7 | 283.3 | 293.4 |
| Indicated | Tonnes ('000s) | 11,075 | 14,350 | 17,404 |
| | (g/t) | 0.47 | 0.42 | 0.38 |
| | Contained ('000 oz) | 167.4 | 192.8 | 210.1 |
| Measured plus Indicated | Tonnes ('000s) | 25,298 | 30,987 | 0.53 |
| | (g/t) | 0.53 | 0.48 | 0.44 |
| | Contained ('000 oz) | 433.3 | 477.1 | 503.8 |
| Inferred | Tonnes ('000s) | 5,456 | 8,634 | 13,971 |
| | (g/t) | 0.50 | 0.41 | 0.31 |
| | Contained ('000 oz) | 88.4 | 112.5 | 141.1 |

[1] NI 43-101 Updated Mineral Resource Estimate prepared by Gustavson Associates, LLC (May 2015). Base case assumes cutoff grade of 0.14 g/t


North Extension
Wendy Deep
1000'
South Extension
N

# Gold Rock – Midway's 2nd Project

## Sister Project – About 10km Away

- Applying lessons learned from Pan will help with execution of Gold Rock.
- Currently in Federal NEPA Process with Record of Decision expected in 2015.

## Simple, Manageable, Financeable

PAN-style deposit

- Simple mining – open pit
- Potential to be larger than PAN

Economics expected

- Low Capex project
- Nearby infrastructure
- No pit de-watering



N
ELKO
RENO
CARSON CITY
PAN
ELY
GOLD ROCK

**RESOURCE SUMMARY**

| RESOURCES[1] | TONNES | GRADE | CONTAINED |
|---|---|---|---|
| | ('000s) | (g/t) | ('000s oz) |
| M&I | 20,215 | 0.79 | 513 |
| Inferred | 24,303 | 0.69 | 536 |

(1) Amended NI 43-101 Technical Report Updated Mineral Resource Estimate for the Gold Rock Project, White Pine County, Nevada (January 2015). Assumes cutoff grade of 0.27 g/t

(2) A production decision will be contingent upon establishment of mineral reserves and at least a pre-feasibility study

# Spring Valley – Added Value Long-Term

## Barrick  Midway Joint Venture

- Barrick is the Operator
- Announced initial resource February 2015
- Pre-feasibility Stage – Expected Late 2015
- 2015 Budget – $11 for PFS and exploration

**2014 RESOURCE SUMMARY**

| | Cutoff (g/t) | 0.27 | 0.21 | 0.14 |
|---|---|---|---|---|
| **Measured** | Tonnes ('000s) | 54,600 | 68,300 | 83,000 |
| | (g/t) | 0.8 | 0.69 | 0.6 |
| | Contained ('000 oz) | 1,410 | 1,510 | 1,590 |
| **Indicated** | Tonnes ('000s) | 105,600 | 133,600 | 162,500 |
| | (g/t) | 0.71 | 0.61 | 0.53 |
| | Contained ('000 oz) | 2,400 | 2,610 | 2,780 |
| **Measured plus Indicated** | **Tonnes ('000s)** | **160,200** | **201,900** | **245,500** |
| | **(g/t)** | **0.74** | **0.63** | **0.55** |
| | **Contained ('000 oz)** | **3,810** | **4,120** | **4,370** |
| **Inferred** | Tonnes ('000s) | 42,100 | 56,300 | 71,100 |
| | (g/t) | 0.65 | 0.55 | 0.47 |
| | Contained ('000 oz) | 880 | 990 | 1,070 |

(1) Amended NI 43-101 Technical Report on Resources, Spring Valley Project, Pershing County, Nevada (January 2015). *Base Case assumes a cutoff of 0.21 g/t. The resource was calculated by Midway with data provided by Barrick.*

## 75/25 Joint Venture

- Barrick completed expenditures of $38M to achieve JV
- Barrick **funds everything** to production
  - Midway retains 25% interest
- Barrick recovers Midway share of capital
  - From 90% of Midway cash flows
  - Interest rate of Prime +2%

"The Spring Valley Project…is a low capital cost, oxide heap leach project with potential to become another standalone mine in Nevada."
~ Barrick in Q4 2014 Financials Press Release

# Midway Valuation



Ramping Up at Pan

Relative to Peers

Value to Unlock

# Pan is Ramping Up

## Improved Financial Performance Expected With Planned Improvements at Pan

| FINANCIAL PERFORMANCE IN 2015 | |
|---|---|
| Pan Capex Spend to Date | $79.1 M |
| Projected Capex to Completion | $86.2M |
| Gold Production | ~4,300oz |
| Revenue to Date | ~$5.2M |
| Gold Inventory to Date | 36,000oz |

- Challenges in construction and startup are reflected in increased capex.
- Production and cost guidance will be provided with completion of Reserve update at Pan.

# Relative Trading

## P / NAV



0.7x
0.7x
0.7x
0.6x
0.6x
0.6x
0.5x
0.5x
0.5x
0.4x
0.3x
0.3x
0.1x
Guyana
Golden Queen
Rubicon
Torex
Roxgold
Premier
Romarco
Asanko
Pretium
Lydian
True Gold
Midway
Gabriel

## Enterprise Value / Gold Resources[(1)] (US$/oz)

*(1) Includes Measured, Indicated and Inferred Resources*

*Source: Capital IQ and Company disclosure as at May 6, 2015*



$108
$85
$66
$57
$47
$43
$37
$30
$10
$9
$7
$7
$4
Roxgold
Rubicon
Torex
Premier
Guyana
Pretium
Romarco
Midway
Golden Queen
Lydian
Asanko
Gabriel
True Gold

# Relative Trading – Recently Emerged Gold Producers


P / NAV
1.1x
0.9x
0.6x
0.5x
0.5x
0.4x
0.4x
0.4x
0.3x
0.3x
Klondex
Lake Shore
Teranga
Perseus
Timmins Gold
Dundee PM
Beadell
Argonaut
Silver Lake
Midway

*Source: Capital IQ and Company disclosure as at May 8, 2015*

# Pan Grade in Line with Others
# Maintains Large Upside Leverage to Price of Gold



Open Pit Heap Leach Deposits
Grade Comparison 1,2
Gold Equivalent Grade (grams/tonne)
Strip Ratio
Development
Operating
AuEq Grade
Average Grade
Median Grade
Average Strip
Strip Ratio
Pan is Here
Low Cost, Strip & Grade
North Bullfrog, US
La India, MX
Pan Gold, US
Lindero, AR
Hasbrouck, US
Lincoln Hill, US
Converse, US
Castle Mountain, US
Sleeper, US
Shahuindo, PE
Spring Valley, US
Agi Dagi, TR
Caballo Blanco, MX
Soledad Mountain, US
Dublin Gulch, CA
Amulsar, AM
Moss Mine, US
Esperanza, MX
Gold Bar, US
El Castillo, MX
Hycroft, US
CMD Gold, CL
Mesquite, US
Marigold, US
San Francisco, MX
El Chanate, MX
Briggs, US
Sao Francisco, BR
Mulatos, MX
Aurizona, BR
Çöpler, TR
Mineral Ridge, US
MPA Morrison Park Advisors
1. Grades are based on measured and indicated mineral resources
2. Gold equivalence calculated at a Ag:Au ratio of 65:1

# Midway Valuation

*(C$ millions, unless otherwise noted)*

| Company | Canaccord | Cormark | Haywood | Jacobs | PI Financial | RBC | Analyst |
|---|---|---|---|---|---|---|---|
| Date | 21-Apr-15 | 30-Mar-15 | 20-Apr-15 | 20-Apr-15 | 20-Apr-15 | 20-Jan-15 | Average |
| Target Price | $0.60 | $0.55 | $1.00 | $0.95 | $1.00 | $1.75 | **$0.98** |
| CurrentRating | Hold | Hold | Hold | Buy | Buy | Buy | |
| Implied Return % | 62.2% | 48.6% | 170.3% | 156.8% | 170.3% | 373.0% | **163.5%** |
| | | | | | | | |
| NAV by Project | | | | | | | |
| Pan | $161 | $118 | $157 | n/a | $240 | $288 | **$193** |
| Gold Rock | $93 | $53 | $75 | n/a | $125 | $89 | **$87** |
| Spring Valley | $34 | $64 | $50 | n/a | $27 | $79 | **$51** |
| Total Development | $288 | $235 | $282 | n/a | $393 | $456 | **$331** |
| Exploration | $- | $- | $- | n/a | $- | $11 | **$2** |
| Total Operating Assets | $288 | $235 | $282 | n/a | $393 | $467 | **$333** |
| Total Corporate Adjustments | ($131) | ($134) | ($34) | n/a | ($31) | ($76) | **($81)** |
| **Total NAV** | **$156** | **$101** | **$248** | **$463** | **$361** | **$391** | **$287** |
| **NAVPS (C$)** | **$0.81** | **$0.62** | **$0.95** | **$2.43** | **$1.65** | **$1.87** | **$1.39** |
| **P/NAV** | **0.5x** | **0.6x** | **0.4x** | **0.2x** | **0.2x** | **0.2x** | **0.3x** |
| | | | | | | | |
| **Discount Rate** | **7%** | **5%** | **6%** | **6%** | **5%** | **8%** | **6%** |
| **LT Gold Price** | **$1,296** | **$1,225** | **$1,250** | **$1,225** | **$1,250** | **$1,400** | **$1,274** |

Source: Information provided by analysts to Midway

# Capital Markets Overview

## Market Statistics

| | |
|---|---|
| Share Price(1) | $0.306 |
| Common Shares | 180,223,767 |
| Preferred Shares | 37,837,838 |
| Fully Diluted(2) | 228,300,933 |
| Market Capitalization(3) | $69.90M |
| Enterprise Value | $121.25M |

## Preferred share structure

| | |
|---|---|
| Preferred Shares(4) | 37,837,838 |
| 8% Dividend | |
| Payable Quarterly in Cash or Shares | |
| Convertible to Common Shares @ 1.85/share | |

(1) As of May 8, 2015
(2) Including Options
(3) Assumes full dilution (conversion of preferred to common).
(4) Preferred shares carry no anti-dilution protection and may not be converted below $1.85. See applicable filings.

## Institutional Ownership

In Millions

| | |
|---|---|
| Hale Capital | 17.4 |
| Van Eck | 14.5 |
| Franklin Resources | 8.8 |
| Oppenheimer Funds | 8.2 |
| Investure | 6.7 |
| Nantahala Capital | 6.1 |
| American Century | 4.2 |
| Vanguard Group | 3.4 |
| RBC Asset Management | 3.3 |
| Davenport & Company | 2.2 |

### Analyst Coverage

CANACCORD Genuity
HAYWOOD
PI FINANCIAL
CORMARK SECURITIES INC.
JACOB SECURITIES inc
RBC

# Path Forward in 2015

| ACTION | DATE |
|---|---|
| Updated Mineral Resource | 5/10/15 |
| Updated Feasibility | Within 45 days of Resource Update |
| Full Year Production Guidance | Upon Feasibility Update |
| Steady State Production at Pan | End of 2015 |
| Talent Topgrading | Ongoing |

**We believe focused execution has the potential to unlock substantial company value and appreciate your support**

Overview of South Pit Looking North, Heap Leach Pad in the Background




Panoramic of Barren Pond, ADR Plant & Leach Pad


View of Replacement Production Water Well Drilling in Progress



General Overview of Process Facilities & Heap Leach Pad